                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report:  March 4, 1996




                               QUIXOTE CORPORATION
    -------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)




                                    Delaware
    -------------------------------------------------------------------------
                   (State or other jurisdiction of incorporation)




              0-7903                                       36-2675371
    ----------------------------                  ---------------------------
      (Commission File Number)                         (I.R.S. Employer
                                                    Identification Number)




               One East Wacker Drive, Suite 3000, Chicago, IL   60601
    -------------------------------------------------------------------------
               (Address of principal executive offices)     (zip code)




                                 (312) 467-6755
    -------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Disposition of Assets

     On February 16, 1996, Quixote Corporation (Quixote) sold certain assets and liabilities of Stenograph Corporation (Stenograph), including its Integrated Information Services (IIS) division to Pettibone Corporation, for approximately $7,000,000 cash. The assets and liabilities retained by the Company include net deferred tax assets and certain litigation including Stenograph's repetitive stress injury cases. The Company also acts as guarantor under certain lease obligations.

     Quixote used a substantial portion of the proceeds of the sale to retire debt under its revolving credit facility.

     Prior to the above transaction, Stenograph had sold certain assets of its Litigation Sciences (LSI) division to a third party for the assumption by the Purchaser of certain liabilities of LSI. The remaining LSI assets and liabilities were retained by Stenograph. These remaining LSI assets and liabilities, including accounts receivable and liabilities under certain lease obligations, were not sold in the transaction with Pettibone.



Item 7.  Financial Statements and Exhibits

(b)(1) It is impractical to provide the required pro forma financial information at the filing date of this report on Form 8-K. The required pro forma financial information will be filed as soon as practicable, but not later than sixty days after the filing date of this report on Form 8-K.

(c)            Exhibits
               See index of exhibits filed as part of this Form 8-k.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               QUIXOTE CORPORATION
                                               -------------------

                                               /s/   Myron R. Shain
                                               --------------------
                                               By:   Myron R. Shain
                                               Its:  Executive Vice
                                                     President-Finance
                                               Date: March 4, 1996

                               Index of Exhibits


 Exhibit                          Description
---------  ---------------------------------------------------------------
    2.1 Agreement for Purchase and Sale dated February 13, 1996 between Stenograph Acquisition Corp., IIS Acquisition Corp. and Pettibone Corporation, and Quixote Corporation, Stenograph Corporation, Legal Technologies, Inc., Legal Technologies Limited, and Integrated Information Services, Inc.

    2.2 Agreement for Purchase and Sale dated January 25, 1996 by and among Stenograph Corporation and LSI Acquisition, Inc.